UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 9, 2010

Facet Biotech Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34154	26-3070657
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Seaport Boulevard
Redwood City, California 94063

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(650) 454-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 9, 2010, Facet Biotech Corporation (“Facet Biotech”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abbott Laboratories (“Abbott”) and Abbott’s wholly-owned subsidiary, Amber Acquisition Inc. (“Merger Sub”), pursuant to which Abbott will commence an offer to purchase all the outstanding shares of Facet Biotech’s common stock (“Shares”) at a purchase price of $27 per share in cash (the “Offer”). Following the consummation of the Offer, Merger Sub will merge with and into Facet Biotech (the “Merger”).

The consummation of the Offer and the Merger are subject to certain closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The consummation of the Offer is conditioned on Abbott acquiring a majority of the Shares on a fully diluted basis. The Merger Agreement contains certain representations and warranties of Facet Biotech, Abbott and Merger Sub.  The assertions embodied in those representations and warranties were made solely for purposes of the contract among Facet Biotech, Abbott and Merger Sub and may be subject to important qualifications and limitations agreed to by those parties in connection with the negotiated terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally available to stockholders or may have been used for purposes allocating risk among Facet Biotech, Abbott and Merger Sub rather than establishing matters as facts.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Amendment to Rights Agreement

Immediately prior to the execution of the Merger Agreement, Facet Biotech entered into an amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of September 7, 2009, by and between Facet Biotech and Mellon Investor Services LLC, as rights agent, as amended December 15, 2009 and December 16, 2009 (the “Rights Agreement”).  The Rights Agreement Amendment provides that neither the execution of the Merger Agreement nor the consummation of the Offer, the Merger, or the other transactions contemplated by the Merger Agreement will trigger the separation or exercise of the shareholder rights under the Rights Agreement.  In particular, none of Abbott, Merger Sub or any of their affiliates or associates will be deemed an “Acquiring Person” under the Rights Agreement solely by virtue of the approval, execution, delivery, adoption or performance of the Merger Agreement or the consummation of the Offer, the Merger or any other transactions contemplated by the Merger Agreement.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, which if filed as Exhibit 4.1 hereto and incorporated herein by reference.

ITEM 3.03  Material Modifications to Rights of Security Holders.

The information provided in the last two paragraphs under Item 1.01 above is hereby incorporated by reference into this Item 3.03.

ITEM 8.01  Other Events.

On March 9, 2010, Facet Biotech and Abbott issued a joint press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto.

Note to Security Holders

The tender offer for shares of Facet Biotech referred to in this current report on Form 8-K has not commenced. This report and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities. At the time the tender offer is commenced, Abbott will file a tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) with the U.S. Securities and Exchange Commission (SEC) and Facet Biotech will file with the SEC a solicitation/recommendation statement with respect to the offer.  Stockholders of Facet Biotech are strongly advised to read the tender offer statement and the related solicitation/recommendation statement, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all stockholders of Facet Biotech at no expense to them. These documents will be available at no charge on the SEC’s web site at http://www.sec.gov.

Forward-Looking Statements

This current report contains forward-looking statements of Facet Biotech that are not historical facts. These forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “could,” “should,” “may,” “will,” “would,” “continue,” “forecast,” and other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Various factors may cause differences between current expectations and actual results.  These factors include risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of Facet Biotech’s stockholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause Facet Biotech’s actual results to differ materially from those expressed or implied in the forward-looking statements in this current report are discussed in Facet Biotech’s filings with the SEC, including the “Risk Factors” sections of Facet Biotech’s periodic reports on Form 10-K and Form 10-Q filed with the SEC. Copies of Facet Biotech’s filings with the SEC may be obtained at the “Investors” section of Facet Biotech’s website at www.facetbiotech.com. Facet Biotech’s expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Facet Biotech’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this current report are qualified in their entirety by this cautionary statement.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of March 9, 2010, among Abbott Laboratories, Amber Acquisition Inc. and Facet Biotech Corporation.
4.1	Third Amendment to Rights Agreement, dated as of March 9, 2010, by and between Facet Biotech Corporation and Mellon Investor Services, LLC, as rights agent.
99.1	Press Release dated March 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2010	Facet Biotech Corporation

	By:	/s/ Francis Sarena
Francis Sarena
Vice President, General Counsel and Secretary